Related Parties	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
Note 7 – Related Parties

A.	Balances

As of December 31, 2017 and 2016, the Company had an accrual in the amount of $673 thousand and $419 thousand, respectively, pursuant to an employment agreement with its CEO.

B.	Transactions

1.
During 2017, 2016 and 2015, the Company recorded salary expenses, stock based compensation expenses and directors’ fee to its related parties in the amount of $2.0 million, $1.3 million and $1.4 million respectively.

2.
In April 2017, the Company granted options to purchase 20,000 ordinary shares of the Company to one of its directors. The options are exercisable at $4.87 per share, have a 10 year term and vest over a period of one year. The aggregate grant date fair value of such options is approximately $97 thousand